Warrant Liabilities	6 Months Ended
Jun. 30, 2025
Disclosure of Warrant Liabilities [Abstract]
Warrant Liabilities
9.
WARRANT LIABILITIES

The following table summarizes the Company’s outstanding warrant liabilities by warrant type as of June 30, 2025 and 2024:

	2025			2024
	BCA Warrants	Blackrock Warrant	Total Warrant Liabilities	BCA Warrants	Blackrock Warrant	Total Warrant Liabilities
Balance as of January 1,	19,390	461	19,851	5,370	-	5,370
Issuance of warrants	-	-	-	-	294	294
Fair value (gain)/loss on warrant liability	12,145	-	12,145	1,703	(4)	1,699
Exercise of public and private warrants	(16,886)	-	(16,886)	-	-	-
Balance as of June 30,	14,649	461	15,110	7,073	290	7,363

The BCA warrants represent public and private placement warrants assumed from European Biotech Acquisition Corp. as part of the 2023 business combination agreement (“BCA Warrants”). The fair value of the public BCA Warrants, which are traded on Nasdaq, is based on the quoted Nasdaq market prices at the end of the reporting period for such warrants. Since the private placement BCA Warrants have identical terms to the public BCA Warrants, the Company determined that the fair value of each private placement BCA Warrant is equivalent to that of each public BCA Warrant. The public BCA Warrants are included in Level 1 and the private placement BCA Warrants in Level 2 of the fair value hierarchy. BCA Warrants are classified as short-term liabilities given that the Company cannot defer the settlement for at least 12 months.

The Company’s warrant agreement with Kreos Capital VII Aggregator SCSp (the “Blackrock Warrant”), which was issued in connection with the Company’s existing debt facility, is classified as a liability because its exercise price is fixed in USD, which is not the functional currency of the Company and therefore it does not meet the requirements to be classified as equity under IFRS. The fair value of the Blackrock Warrant is determined using the Black-Scholes option-pricing model and is included in Level 3 of the fair value hierarchy.

The following assumptions were used in the Black-Scholes option-pricing model for determining the fair value of the Blackrock Warrant as of June 30, 2025 and December 31, 2024:

	June 30, 2025	December 31, 2024
Share price on valuation date	$19.41 (CHF 15.46)	$17.00 (CHF 15.38)
Expected volatility (%) (1)	91.39	94.32
Expected term (years) (2)	2.96	3.21
Risk-free interest rate (%) (3)	3.68	4.28
Dividend yield (%)	0.00	0.00

(1) The expected volatility was derived from the historical stock volatilities of comparable peer public companies within the Company’s industry.

(2) The expected term represents the period that the Blackrock Warrant is expected to be outstanding.

(4) The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the measurement date with maturities approximately equal to the expected terms.

For the three and six months ended June 30, 2025, the Company recognized fair value losses of CHF 0.2 million and CHF 12.1 million, respectively, leading to an increase of the warrant liability to CHF 15.1 million as of June 30, 2025, primarily due to increase of share price. For the three and six months ended June 30, 2024, the Company recognized a fair value gain of CHF 1.4 million and a loss CHF 1.7 million, respectively, leading to a net increase of the warrant liability to CHF 7.4 million as of June 30, 2024.

The movement of the warrant liability during the six months ended June 30, 2025 and 2024 is illustrated below:

	2025		2024
in CHF thousands (except number of warrants)	Warrant liabilities	Number of outstanding warrants	Warrant liabilities	Number of outstanding warrants
Balance as of January 1,	19,851	4,018,384	5,370	4,254,096
Issuance of warrants	-	-	294	43,321
Fair value (gain)/loss on warrant liability	12,145	-	1,699	-
Exercise of public and private warrants	(16,886)	(1,817,063)	-	-
Balance as of June 30,	15,110	2,201,321	7,363	4,297,417